UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2011

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 2, 2011, Lee Enterprises, Incorporated (“Lee”) issued a news release announcing, among other matters, that it has reached agreement with certain of its lenders and all of its noteholders to extend Lee’s Pulitzer Notes debt maturity to December 2015 (the “News Release”).    A copy of the News Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Pursuant to this agreement, on December 2, 2011, St. Louis Post-Dispatch LLC (“PD LLC”) entered into a Support Agreement (the “Pulitzer Support Agreement”) with Pulitzer Inc. (“Pulitzer”), Star Publishing Company (“Star Publishing”), certain other Lee affiliates and a group of institutional Noteholders (the “Supporting Noteholders”) under PD LLC’s existing Note Agreement dated as of May 1, 2000, as amended (the “Note Agreement”). After adjustment for principal payments and non-cash fees to be paid to Noteholders, the amended Pulitzer Notes will have a balance of approximately $126.4 million at the closing of the transaction. Lee’s Pulitzer newspaper operations include St. Louis, Missouri, where its subsidiary, PD LLC, publishes the St. Louis Post-Dispatch.

The Pulitzer Support Agreement will enable implementation of an overall refinancing plan announced in September 2011, including the terms of Lee’s previously announced Support Agreement (the “Lee Support Agreement”) with certain lenders (the “Supporting Lenders”) under Lee’s Amended and Restated Credit Agreement, dated as of December 21, 2005, as amended (“Credit Agreement”), among Lee, the lenders from time to time party thereto and Deutsche Bank Trust Company Americas, as Administrative Agent (“Deutsche Bank”).  The Credit Agreement governs Lee’s existing revolving credit facility and A Term Loan Facility. Pursuant to the Lee Support Agreement, these facilities will be amended and extended beyond their current maturity of April 2012 to mature in December 2015 in a structure consisting of a first lien term loan of  up to $689.5 million, together with a $40 million  revolving credit facility discussed below,  and  a second lien term loan.  The first lien term loan will carry interest at LIBOR plus 6.25%, with a LIBOR floor of 1.25%.

The second lien term loan consists of a $175 million term loan maturing in April 2017. The second lien term loan carries an interest rate of 15.0% and matures in April 2017.  It requires no amortization and has no affirmative financial covenants.  Lenders under the second lien term loan will share in the issuance of approximately 6,744,000 shares of Lee’s Common Stock, an amount equal to 13% of outstanding shares on a pro forma basis as of the closing date.

Under the Lee Support Agreement, Lee was required to refinance the remaining $138 million of its Pulitzer Notes debt with a separate loan to be arranged.  Subsequent credit market conditions did not allow for that debt to be refinanced on acceptable terms, and as a result, Lee chose to seek an amendment of the Note Agreement with the Supporting Noteholders.

The Supporting Noteholders agree, among other things, to support and consummate (i) an amendment and extension of the Note Agreement and related Guaranty Agreement dated as of May 1, 2000, as amended, beyond their current maturity of April 2012 to December 2015 pursuant to the Pulitzer Support Agreement, and (ii) other  restructuring transactions contemplated by and consistent with the Pulitzer Support Agreement.  The Pulitzer Support Agreement is dated as of, and became effective by its terms on, December 2, 2011.

The amended Pulitzer Notes will carry an interest rate of 10.55%, increasing 0.75% in January 2013 and January of each year thereafter.  Annual mandatory principal payments will total $6.4 million per year.  A quarterly cash flow sweep will also be used to reduce the balance of the amended Pulitzer Notes.  Covenants include a minimum EBITDA ratio and capital expenditure limitation.

The amended Pulitzer Notes will be secured by first priority security interests in and liens upon all of the assets of Pulitzer and its subsidiaries, except Star Publishing, as to which the Noteholders will receive first priority security interests in and liens upon substantially all assets other than those used by, or representing an interest in, TNI Partners, Pulitzer's joint venture partnership in Tucson, AZ.  Those assets pledged to the Noteholders will also be pledged or otherwise secured, on a second priority basis, to secure the second lien term loan.  Both the amended Pulitzer Notes and the second lien term loan will also be guaranteed by all Pulitzer entities currently guaranteeing the Pulitzer Notes, plus Star Publishing.

 The Pulitzer Support Agreement contains customary terms, is subject to certain material conditions and may be terminated upon occurrence of certain events.

On December 2, 2011, Lee and certain of its subsidiaries and the Supporting Lenders entered into an amendment to the Lee Support Agreement (the “First Amendment to Lee Support Agreement”) dated as of December 2, 2011.  The First Amendment to Lee Support Agreement incorporates the terms and conditions of the Pulitzer Support Agreement.  It also permits Lee to pay $5 million to Pulitzer at the closing of the refinancing to reduce the principal balance of the amended Pulitzer Notes and facilitates other aspects of the refinancing.

On December 2, 2011, Lee entered into the Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with certain of its lenders and Deutsche Bank.  The Fourth Amendment  provides, among other matters, for the conditions in the Pulitzer Support Agreement to be fulfilled, allows Pulitzer to make unscheduled principal payments on the Pulitzer Notes and facilitates other aspects of the refinancing.  The payments include a $5.145 million reduction of  the Pulitzer Notes from restricted cash and an additional $5 million reduction of the Pulitzer Notes.  Both payments were made at the time of the signing of the Pulitzer Support Agreement.

On December 2, 2011, Lee and certain of its subsidiaries entered into an amendment and restatement of the previously announced Backstop Commitment Letters (the “Amended and Restated Backstop Commitment Letters”) with each of following:  Goldman Sachs Lending Partners LLC, Franklin Templeton/Mutual Quest Fund and Monarch Master Funding Ltd (the “Initial Backstop Lenders”).  Also, on December 2, 2011, Lee entered into Backstop Commitment Letters (the “New Backstop Commitment Letters”) with Mudrick Distressed Opportunity Fund Global, LP and Blackwell Partners, LLC (the “Additional Backstop Lenders”).  The Amended and Restated Backstop Commitment Letters allow the conditions of the Pulitzer Support Agreement to be fulfilled and allow Pulitzer to make the unscheduled principal payments on the Pulitzer Notes and otherwise facilitate  aspects of the refinancing.  The terms of the New Backstop Commitment Letters with the Additional Backstop Lenders are substantially the same as the terms of the Amended and Restated Backstop Commitment Letters with the Initial Backstop Lenders, except that under the Amended and Restated Backstop Commitment Letters, Lee and its subsidiaries have provided the Initial Backstop Lenders with a release of certain claims.

On December 2, 2011, pursuant to the Lee Support Agreement, Lee and certain of its subsidiaries entered into a Commitment Letter dated December 2, 2011 (the “Revolver Commitment Letter”)  with Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as joint lead arrangers and joint bookrunners, certain participating lenders, and Deutsche  Bank, as administrative agent (collectively, the “Revolver Lenders”).  The Revolver Lenders have committed to provide a $40 million debtor-in-possession financing facility that will provide Lee and its subsidiaries with additional liquidity during the restructuring process and will, subject to the satisfaction of certain conditions, be converted into the revolving credit facility under the amended Credit Agreement upon Lee’s emergence from Chapter 11 proceedings.  The revolving credit facility is not expected to be drawn at closing.  Interest on the  revolving credit facility, when used,  is at LIBOR plus 5.50%, with a LIBOR floor of 1.25%.   The facility also matures in December 2015.

The  Commitment Letter contains customary terms, is subject to certain material conditions and may be terminated upon occurrence of certain events.

The foregoing summary descriptions of the Pulitzer Support Agreement and the related transaction term sheets attached thereto, the First Amendment to Lee Support Agreement, the Fourth Amendment to Credit Agreement, the Amended and Restated Backstop Commitment Letters, the New Backstop Commitment Letters and the Revolver Commitment Letter and related term sheets do not purport to be complete and are qualified in their entirety by reference to the Pulitzer Support Agreement and the related transaction term sheets attached thereto, the First Amendment to Lee Support Agreement, the Fourth Amendment to Credit Agreement, the Amended and Restated Backstop Commitment Letters, the New Backstop Commitment Letters and the Revolver Commitment Letter and related term sheets, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Pursuant to the Lee Support Agreement and the Pulitzer Support Agreement, the News Release  announced, among other things, that Lee and its majority-owned subsidiaries expect to file voluntary petitions for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code on or about December 12, 2011.  Lee’s interests in Tucson, AZ, and Madison, WI, are not included in the filing.  The Chapter 11 filings will be made pursuant to a “prepackaged” restructuring plan with the support of Lee’s Supporting Lenders (who represent approximately  94% of the total outstanding loans) and the Supporting Noteholders (who have provided unanimous support).

In addition, the News Release notes that, since the refinancing process will not be completed at the time of the filing of Lee’s Annual Report on Form 10-K for the 2011 fiscal year with the SEC on or about December 9, 2011, Lee expects KPMG LLP’s opinion on Lee’s consolidated financial statements will be modified to contain going concern qualifying language.  The News Release states that Lee also expects KPMG will re-evaluate the need for such qualifying language in its audit opinion upon Lee’s emergence from Chapter 11 proceedings.

The News Release is incorporated by reference herein.

The information in this report under Item 7.01 shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events.

On December 2, 2011, the Company’s Chairman, President and Chief Executive Officer, Mary E. Junck, sent a letter to the Company’s shareholders.  A copy of the shareholder letter is furnished with this report as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1
Support Agreement and the related transaction term sheets attached thereto, dated as of December 2, 2011, among St. Louis Post-Dispatch LLC, Star Publishing Company, Pulitzer Inc., certain Guarantors and other entities party thereto and the Noteholders identified on the signature pages thereof and such other Noteholders from time to time party thereto

10.2
First Amendment to Support Agreement, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries, certain lenders identified on the signature pages thereof and such other lenders from time to time party thereto

10.3
Fourth Amendment to Credit Agreement, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries, certain lenders identified on the signature pages thereof and such other entities from time to time party to the Credit Agreement and Deutsche Bank Trust Company Americas

	10.4	Amended and Restated Backstop Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Goldman Sachs Lending Partners LLC

10.5	Amended and Restated Backstop Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Franklin Templeton/Mutual Quest Fund

10.6	Amended and Restated Backstop Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Monarch Master Funding Ltd

10.7	Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Mudrick Distressed Opportunity Fund Global, LP

10.8	Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Blackwell Partners, LLC

10.9
Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC

99.1	News Release of Lee Enterprises, Incorporated, dated December 2, 2011, Announcing that Lee Enterprises Prepares to Complete Refinancing

99.2	Letter, dated December 2, 2011, to the stockholders and employees of Lee Enterprises, Incorporated from its Chairman, President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: December 2, 2011	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Support Agreement and the related transaction term sheets attached thereto, dated as of December 2, 2011, among St. Louis Post-Dispatch LLC, Star Publishing Company, Pulitzer Inc., certain Guarantors and other entities party thereto and the Noteholders identified on the signature pages thereof and such other Noteholders from time to time party thereto

10.2
First Amendment to Support Agreement, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries, certain lenders identified on the signature pages thereof and such other lenders from time to time party thereto

10.3
Fourth Amendment to Credit Agreement, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries, certain lenders identified on the signature pages thereof and such other entities from time to time party to the Credit Agreement and Deutsche Bank Trust Company Americas

10.4	Amended and Restated Backstop Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Goldman Sachs Lending Partners LLC

10.5	Amended and Restated Backstop Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Franklin Templeton/Mutual Quest Fund

10.6	Amended and Restated Backstop Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Monarch Master Funding Ltd

10.7	Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Mudrick Distressed Opportunity Fund Global, LP

10.8	Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Blackwell Partners, LLC

10.9
Commitment Letter, dated December 2, 2011, among Lee Enterprises, Incorporated, certain of its subsidiaries and Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC

99.1	News Release of Lee Enterprises, Incorporated, dated December 2, 2011, Announcing that Lee Enterprises Prepares to Complete Refinancing

99.2	Letter, dated December 2, 2011, to the stockholders and employees of Lee Enterprises, Incorporated from its Chairman, President and Chief Executive Officer